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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 14 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 16, 1998


                                 ShoLodge, Inc.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                         (State or other jurisdiction of
                         incorporation or organization)


         9-19840                                         62-1015641
(Commission File Number)                (I.R.S. Employer Identification Number)



                             130 Maple Drive, North
                               Hendersonville, TN
                     (Address or principal executive office)

                                      37075
                                   (Zip code)

                                  615-264-8000
                         (Registrant's telephone number)




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Item 4.  Changes in Registrant's Certifying Accountant

         The Company requested Deloitte & Touche LLP to furnish a letter stating whether it agrees with Item 4 of the Company's Form 8-K/A dated December 16, 1998. A copy of that letter, dated December 18, 1998 and received by the Company on December 22, 1998, is filed as Exhibit 7.2 to this Form 8-K/A.


Item 7. Financial Statements and Exhibits

         7.2 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated December 18, 1998 and received by the company on December 22, 1998


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


         Dated: December 23, 1998                    SHOLODGE, INC.

                                                     By: /s/ Leon Moore
                                                         Leon Moore
                                                         President